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                                                                   EXHIBIT 10.96



                                 FIRST AMENDMENT
                                       TO
                       ANNEX A TO PARTICIPATION AGREEMENT


        THIS FIRST AMENDMENT TO ANNEX A TO PARTICIPATION AGREEMENT, dated as of June 6, 2001 (this "AMENDMENT"), is entered into by and among SYMANTEC CORPORATION (the "LESSEE") and THE BANK OF NOVA SCOTIA, FUJI BANK, LIMITED, KEYBANK NATIONAL ASSOCIATION, AIB INTERNATIONAL FINANCE, WELLS FARGO BANK and BNP PARIBAS (collectively, the "LENDERS").


                                    RECITALS

        A. The Lessee, the Lenders, the Construction Agent, the Symantec 2001 Trust, the trustee of the Trust, the Holders and the Bank of Nova Scotia (in its capacity as the Agent on behalf and for the benefit of the Lenders and the Holders) are parties to that certain Participation Agreement, dated as of March 30, 2001 (as the same may be amended, restated or otherwise modified, the "PARTICIPATION AGREEMENT").

         B. In connection with the Lessee's acquisition of the Newport News Property, the Lessee and the Lenders desire to make certain amendments to Annex A to the Participation Agreement, Rules of Usage and Definitions ("ANNEX A"), but only in the manner and to the extent set forth herein.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings given to such terms in Annex A, as amended by this Amendment.

SECTION 2. AMENDMENTS. Annex A is hereby amended as follows:

        2.1 The definition of "CLOSING DATE" is hereby deleted in its entirety and replaced with the following definition:

               "CLOSING DATE" shall mean April 6, 2001.

        2.2 The definition of "COLLATERAL ASSIGNMENT OF OPTION" is hereby deleted in its entirety and replaced with the following definition:

               "COLLATERAL ASSIGNMENT OF OPTION" shall mean, individually and collectively, the collateral assignments of options relating to the Springfield Property, the Newport News Property and any other Permitted Parcel, if and as applicable, each dated as of the applicable Property Closing Date.




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        2.3 The definition of "COMMITMENT TERMINATION DATE" is hereby deleted in its entirety and replaced with the following definition:

               "COMMITMENT TERMINATION DATE" shall mean October 4, 2002.

        2.4 The definition of "ENVIRONMENTAL AUDIT" is hereby deleted in its entirety and replaced with the following definition:

               "ENVIRONMENTAL AUDIT" shall mean (a) with respect to the Springfield Property, the Phase I Environmental Site Assessment, dated February 6, 2001, and any additional environmental studies or audits prepared by the Environmental Engineer relating to such Property, (b) with respect to the Newport News Property, the Phase I Environmental Site Assessment and Limited Phase II Environmental Services for the Proposed Symantec Office Building, dated April 9, 2001, and any additional environmental studies or audits prepared by the Environmental Engineer relating to such Property and (c) with respect to any other Property or Properties, the "Phase I" environmental site assessment report or reports relating to such Property or Properties, and any additional environmental studies or audits prepared by the Environmental Engineer relating to such Property or Properties.

        2.5 The definition of "ENVIRONMENTAL ENGINEER" is hereby deleted in its entirety and replaced with the following definition:

               "ENVIRONMENTAL ENGINEER" shall mean (a) with respect to the Springfield Property, Kleinfelder, Inc. (b) with respect to the Newport News Property, Professional Service Industries, Inc. and
               (c) with respect to any other Property or Properties, any other environmental engineer approved by Agent in its sole and absolute discretion.

        2.6 A new definition of "INDEMNITY AGREEMENTS" is hereby added as follows:

               "INDEMNITY AGREEMENTS" shall mean (a) that certain Indemnity Bond, dated as of June 6, 2001, executed by the Trust in favor of the Title Company utilized in connection with the acquisition of the Newport News Property and (b) that certain Indemnity Agreement, dated as of June 6, 2001, executed by the Lessee in favor of the Trust.

        2.7 The definition of "MATURITY DATE" is hereby deleted in its entirety and replaced with the following definition:

               "MATURITY DATE" shall mean October 4, 2007.

        2.8 A new clause (u) is hereby added to the definition of "OPERATIVE AGREEMENTS" as follows:

               (u) the Indemnity Agreements.




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        2.9 The definition of "PROPERTY PURCHASE AGREEMENT" is hereby deleted in its entirety and replaced with the following definition:

               "PROPERTY PURCHASE AGREEMENT" shall mean (a) with respect to the Springfield Property, the Purchase Agreement dated as of January 12, 2001 by and between Sony Music Entertainment Inc. and the Lessee, as amended by that certain First Amendment to Purchase Agreement dated as of March 30, 2001, (b) with respect to the Newport News Property, the Purchase Agreement dated as of May 10, 2001 by and between Industrial Development Authority of the City of Newport News, Virginia and the Lessee, as amended by that certain Agreement Regarding Post-Closing Obligations, dated as of June 6, 2001 and (c) with respect to any other Property or Properties, any other property purchase agreement involving any Permitted Parcel.

        2.10 The definition of "TERM" is hereby deleted in its entirety and replaced with the following definition:

               "TERM" shall mean the period commencing on the Closing Date and ending on the Maturity Date.

        2.11 The definition of "TITLE COMPANY" is hereby deleted in its entirety and replaced with the following definition:

               "TITLE COMPANY" shall mean (a) with respect to the Springfield Property, Western Pioneer Title Company, (b) with respect to the Newport News Property, Pioneer Title, agent for Old Republic Title Insurance Company and (b) with respect to any other Property or Properties, such other title insurance company reasonably acceptable to Agent.

SECTION 3. REFERENCE TO ANNEX A IN THE PARTICIPATION AGREEMENT AND OTHER OPERATIVE AGREEMENTS. Upon the effectiveness of this Amendment, each reference in the Participation Agreement and the other Operative Agreements in which "Annex A to the Participation Agreement" or "Annex A" is referenced shall mean and be a reference to Annex A as amended by this Amendment.

SECTION 4. LIMITATION OF AMENDMENTS. Each of the amendments set forth in SECTION 2, above, shall be limited precisely as written and shall not be deemed to (i) be an amendment to any other term or condition of Annex A or any other Operative Agreement, (ii) prejudice any right or remedy which any party may now have or may have in the future under or in connection with Annex A or any other Operative Agreement, or (iii) be a consent to any future amendment.

SECTION 5. FULL FORCE AND EFFECT. It is hereby agreed that Annex A shall remain in full force and effect as amended pursuant to the terms of this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO RULES RELATING TO CONFLICTS OF LAW (OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401).




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SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.










                          [The signature pages follow.]





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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.



LESSEE:                         SYMANTEC CORPORATION


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


LENDERS:                        THE BANK OF NOVA SCOTIA


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


                                FUJI BANK, LIMITED


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


                                KEYBANK NATIONAL ASSOCIATION


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


                                AIB INTERNATIONAL FINANCE


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


                                WELLS FARGO BANK


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________




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                                BNP PARIBAS


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


This Amendment is hereby acknowledged by:


LESSOR:                         THE SYMANTEC 2001 TRUST


                                By: Wilmington Trust FSB, not in its individual capacity but solely as trustee


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________


AGENT:                          THE BANK OF NOVA SCOTIA


                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________




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